Ex 99.2 - Investor Update

Investor Update: January 28, 2025

This update provides JetBlue’s investor guidance for the first quarter ending March 31, 2025 and full year 2025.

First Quarter and Full Year 2025 Outlook	Estimated 1Q 2025	Estimated FY 2025
Capacity and Revenue
Available Seat Miles ("ASMs") Year-Over-Year	(5.0%) - (2.0%)	~Flat
RASM Year-Over-Year	(0.5%) - 3.5%	3.0% - 6.0%
Expense
CASM Ex-Fuel (1) Year-Over-Year	8.0% - 10.0%	5.0% - 7.0%
Fuel Price per Gallon (2), (3)	$2.65 - $2.80	-
Adjusted Operating Margin (1)	-	0.0% - 1.0%
Interest Expense	-	~$600 million
Capital Expenditures	~$270 million	~$1.4 billion

(1) Non-GAAP financial measure; refer to Note A for further details on non-GAAP forward looking information.
(2) Includes fuel taxes and other fuel fees.
(3) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on forward curve as of January 10, 2025.

JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com

Ex 99.2 - Investor Update

Order Book

As of December 31, 2024 JetBlue’s operating fleet was comprised of 130 Airbus A320 aircraft, 100 Airbus A321, 42 Airbus A220 and 18 Embraer E190 aircraft, for a total of 290 aircraft. This total includes aircraft that have been temporarily removed from service, including 11 aircraft grounded as of December 31, 2024, due to the required removal of certain Pratt & Whitney engines for inspection and lack of engine availability. All aircraft temporarily removed from service are expected to return to operation in the future. JetBlue plans to remove all 18 Embraer E190 aircraft from its operating fleet following the summer peak season in 2025.

JetBlue’s contractual aircraft deliveries for full year, as of December 31, 2024:

Year	A220	A321NEO	TOTAL (1)
2025	20	4	24
2026	17	—	17
2027	5	—	5
2028	9	—	9
2029	7	—	7
Thereafter	—	44	44

(1) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028.

JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com

Ex 99.2 - Investor Update

Forward Looking Information
This Investor Update contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Update are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "may," "will," "should," "seeks," "goals," "targets" or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Investor Update include, without limitation, statements regarding our outlook and future results of operations and financial position, our order book and related assumptions, and our aircraft return schedule. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems and information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; failure to comply with these covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental, social and governance matters; changes in laws or government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Investor Update, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2023, as may be updated by our other SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the SEC. In light of these risks and uncertainties, the forward-looking events discussed in this Investor Update might not occur. Our forward-looking statements speak only as of the date of this Investor Update. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com

Ex 99.2 - Investor Update

Note A - Non-GAAP Financial Measures
We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Investor Update. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.
With respect to JetBlue’s CASM Ex-Fuel (1) and Adjusted Operating Margin (2) Guidance, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results.
(1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items.
(2) Adjusted Operating Margin is a non-GAAP measure that excludes special items.

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JetBlue Airways Investor Relations • (718) 709-2202 • ir@jetblue.com